               SUPPLEMENT DATED MARCH  13, 1996 TO THE PROSPECTUS
                DATED MAY 1, 1995 FOR THE CANADA LIFE INSURANCE
                 COMPANY OF AMERICA VARIABLE ANNUITY ACCOUNT 2

Effective March 13, 1996 the sections in the prospectus captioned Death Benefit and Proceeds on Death of Last Surviving Annuitant Before Annuity Date or Maturity Date (The Death Benefit) are amended to include the following:

If we receive due proof of death of the last surviving annuitant before the annuity date or maturity date ("such due proof"), we will pay the beneficiary a death benefit.

If we receive such due proof during the first five policy years, the death benefit is the greater of:
         1. the premiums paid, less: a) any partial withdrawals, including applicable surrender charges; and b) any incurred taxes; or
         2.      the policy value on the date we receive such due proof.

If we receive such due proof after the first five policy years, the death benefit is the greatest of:
         1.      item "1" above; or
         2.      item "2" above; or
         3. the policy value at the end of the most recent 5 policy year period preceding the date we receive such due proof, adjusted for any of the following items that occur after such last 5 policy year period: a) less any partial withdrawals, including applicable surrender charges; b) less any incurred taxes; and c) plus any premiums paid. The 5 policy year periods are measured from the policy date (i.e., 5, 10, 15, 20, etc.)

If on the date the policy was issued, all annuitants were attained age 80 or less, then after any annuitant attains age 81, the death benefit is the greater of items 1 or 2 above, with no further step-ups in Death Benefit occuring. However, if on the date the policy was issued, any annuitant was attained age 81 or more, then the death benefit is the policy value.

The Owner(s) of policies issued on or after January 1, 1996 may elect the Death Benefit provision described above after such date as regulatory approval is received for such Death Benefit provision from the Owner s state of residence. The Company will not assess a charge in connection with the election of the 5 policy year step-up Death Benefit provision. There is no guarantee that the 5 policy year step-up Death Benefit provision will increase or enhance the death benefit otherwise payable.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA

   ADMINISTRATIVE OFFICE: 6201 POWERS FERRY ROAD, NW, ATLANTA, GEORGIA 30339

                             PHONE: 1-800-905-1959

--------------------------------------------------------------------------------

                                   PROSPECTUS

                           VARIABLE ANNUITY ACCOUNT 2

               FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY POLICY

--------------------------------------------------------------------------------

This Prospectus describes the flexible premium variable deferred annuity policy (the "policy") offered by Canada Life Insurance Company of America ("we," "our," or "us"), a stock life insurance company domiciled in Michigan which is a wholly-owned subsidiary of The Canada Life Assurance Company. The policy is designed for use in connection with retirement plans which may or may not qualify for special federal income tax treatment.

The owner ("you") may allocate net premiums when paid and policy value among the ten sub-accounts of the Canada Life of America Variable Annuity Account 2 (the "Variable Account") and the Fixed Account. The Fixed Account is part of our general account. Assets of each sub-account are invested in a corresponding portfolio of Seligman Portfolios, Inc. (the "Fund"), a Maryland corporation that is a diversified open-end investment company which uses the investment management services of J. & W. Seligman & Co. Incorporated, a Delaware corporation (the Global and the Global Smaller CompaniesOpportunities
Portfolios use the sub-advisory services of Seligman Henderson Co.
headquartered in New York). The Fund has ten portfolios: Capital; Cash Management; Common Stock; Fixed Income Securities; Income; Global; Communications and Information; Frontier; Global Smaller Companies; and High-Yield Bond. The policy value prior to the annuity date, except for amounts in the Fixed Account, will vary according to the investment performance of the portfolio of the Fund in which your elected sub-accounts are invested. You bear the entire investment risk on amounts allocated to the Variable Account.

This Prospectus sets forth basic information about the policy and the Variable Account that a prospective investor ought to know before investing. Additional information about the policy and the Variable Account is contained in the Statement of Additional Information, which has been filed with the Securities and Exchange Commission. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on page __ of this Prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing or calling us at the address or phone number shown above.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THIS
    PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
         SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
           COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
              PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS
                             A CRIMINAL OFFENSE.

                   The date of this Prospectus is May 1, 1995

                               TABLE OF CONTENTS

                                                                                                                     PAGE
                                                                                                                     ----
DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
TABLE OF EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
CONDENSED FINANCIAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
THE VARIABLE ACCOUNT AND THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
         The Variable Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
         The Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
                 Capital Portfolio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
                 Cash Management Portfolio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
                 Common Stock Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
                 Fixed Income Securities Portfolio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
                 Income Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
                 Global Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
                 Communications and Information Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
                 Frontier Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
                 Global Smaller Companies Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
                 High-Yield Bond Portfolio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
         Reserved Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
         Change in Investment Policy  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
DESCRIPTION OF ANNUITY POLICY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13
         Ten Day Right to Examine the Policy  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13
         Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13
                 Initial Premium  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13
                 Additional Premiums  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13
                 Wire Transmittal Privilege . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13
                 Electronic Data Transmission of Application Information  . . . . . . . . . . . . . . . . . . . .     14
                 Net Premium Allocation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14
                 Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14
         Variable Account Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14
                 Units  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14
                 Unit Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
                 Net Investment Factor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
         Transfers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
                 Transfer Privilege . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
                 Telephone Transfer Privilege . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     16
                 Dollar Cost Averaging Privilege  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     16
                 Restrictions on Transfers From Fixed Account . . . . . . . . . . . . . . . . . . . . . . . . . .     16
                 Transfer Processing Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     16
         Payment of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     16
                 Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     16
                 Proceeds on Annuity Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     17
                 Proceeds on Surrender  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     17
                 Proceeds on Death Of Last Surviving Annuitant
                    Before Annuity Date (The Death Benefit) . . . . . . . . . . . . . . . . . . . . . . . . . . .     17
                 Proceeds on Death of Owner Before or After Annuity Date  . . . . . . . . . . . . . . . . . . . .     18
                 Interest on Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     18
         Partial Withdrawals. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     18
                 Systematic Withdrawal Privilege  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     19
                 Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     19
                 Payment of Benefits, Partial Withdrawals, Cash Surrenders, & Transfers - Postponement  . . . . .     20
         Charges Against the Policy, Variable Account, & Fund . . . . . . . . . . . . . . . . . . . . . . . . . .     20
                 Surrender Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     20
                 Policy Administration Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     21
                 Daily Administration Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     21
                 Transfer Processing Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     21
                 Annualized Mortality and Expense Risk Charge . . . . . . . . . . . . . . . . . . . . . . . . . .     22
                 Waiver of Surrender Charges  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     22
                 Reduction or Elimination of Surrender Charges  . . . . . . . . . . . . . . . . . . . . . . . . .     22
                 Reduction or Elimination of Policy Administration Charge . . . . . . . . . . . . . . . . . . . .     23
                 Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     23
                 Other Charges Including Investment Management Fees . . . . . . . . . . . . . . . . . . . . . . .     23
                 Order of Depletion . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     23
         Payment Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     24
                 Election of Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     24
                 Excess Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     24
                 Description of Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     24
                 Payment Dates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     25
                 Age and Survival of Payee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     25
                 Death of Payee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     25
         Other Policy Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     25
                 Owner  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     25
                 Beneficiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     26
                 Written Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     26
                 Periodic Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     26
                 Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     26
                 Modification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     26
YIELDS AND TOTAL RETURNS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     27
TAX DEFERRAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     28
FEDERAL TAX STATUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     28
         Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     28
         The Company's Tax Status . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     29
         Tax Status of the Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     29
                 Diversification Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     29
                 Required Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     30
         Taxation of Annuities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     30
                 In General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     30
                 Withdrawals/Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     30
                 Annuity Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     31
                 Taxation of Death Benefit Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     31
                 Penalty Tax on Certain Withdrawals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     31
         Transfers, Assignments, or Exchanges of a Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . .     31
         Withholding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     31
         Multiple Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     32
         Possible Tax Changes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     32
         Taxation of Qualified Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     32
                 Individual Retirement Annuities and Simplified Employee Pensions (SEP/IRAs)  . . . . . . . . . .     32
                 Corporate and Self-Employed (H.R.10 and Keogh) Pension and Profit-Sharing Plans  . . . . . . . .     33
                 Deferred Compensation Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     33
                 Tax-Sheltered Annuity Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     33
         Other Tax Consequences . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     33
RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     33
DISTRIBUTION OF POLICIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     34
LEGAL PROCEEDINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     34
VOTING RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     34
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     35
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     35
FIXED ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     36
         Fixed Account Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     36
APPENDIX A:  STATE PREMIUM TAXES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     37

                                  DEFINITIONS


ADMINISTRATIVE OFFICE:  Our office at the address shown on page one of the
Prospectus.   This is our mailing address.

ANNUITANT: Any natural person whose life is used to determine the duration of any payments made under a payment option involving life contingencies. The term annuitant also includes any co-annuitant, a term used to refer to more than one annuitant.

ANNUITY DATE: The date when the policy value will be applied under a payment option, unless you have elected to receive a lump sum payment of the cash surrender value.

BENEFICIARY: The person to whom we will pay the proceeds payable on your death or on the death of the last surviving annuitant.

CASH SURRENDER VALUE: The policy value less: 1) any applicable surrender charge; and 2) the policy administration charge.

CO-ANNUITANT: A term used solely for the purpose of referring to more than one annuitant. There is no other distinction between the terms annuitant and co-annuitant. A co-annuitant: 1) is allowed but not required under a nonqualified policy; and 2) is not allowed under a qualified policy, and any designation of a co-annuitant under a qualified policy will be of no effect.

COMPANY:  Canada Life Insurance Company of America.

DUE PROOF OF DEATH: Proof of death that is satisfactory to us. Such proof may consist of: 1) a certified copy of the death certificate; or 2) a certified copy of the decree of a court of competent jurisdiction as to the finding of death.

EFFECTIVE DATE: The date the policy is effective is the date we accept your application and apply your initial premium.

FIXED ACCOUNT:   This account is part of our general account.  This account is not part of and does not depend on the investment performance of the Variable Account.

FUND: Seligman Portfolios, Inc., a diversified open-end investment company that has ten portfolios of shares in which the corresponding sub-accounts of the Variable Account are invested.

LAST SURVIVING ANNUITANT: The annuitant or co-annuitant that survives the other.

NET PREMIUMS: The premium paid less any premium tax deducted in the year the premium is paid.

NONQUALIFIED POLICY: A policy that is not a "qualified" policy under the Internal Revenue Code of 1986, as amended (the "Code"). However, any increase in policy value under a nonqualified policy is not taxable to the owner or annuitant until received (tax deferred), subject to certain exceptions. See "FEDERAL TAX STATUS" on page 28.

OWNER: The owner is entitled to exercise all rights and privileges provided the owner in the policy.

PAC:  Pre-authorized check, including electronic fund transfers.

POLICY: One of the flexible premium variable deferred annuity policies offered by this Prospectus.

POLICY VALUE: The sum of the Variable Account value and the Fixed Account value.

POLICY DATE, YEARS, MONTHS, and ANNIVERSARIES: Are measured from the policy date shown in the "Policy Details" of the policy.

QUALIFIED POLICY: A policy that is issued in connection with plans that receive special federal income tax treatment under sections 401, 403(a), 403(b), 408 or 457 of the Code. See "FEDERAL TAX STATUS" on page 28.

SUB-ACCOUNT: The Variable Account has ten sub-accounts: Capital; Cash Management; Common Stock; Fixed Income Securities; Income; Global; Communications and Information; Frontier; Global Smaller Companies; and High-Yield Bond;. The assets of these sub-accounts are invested in the corresponding portfolio of the Fund.

UNIT: A unit is a measurement used in the determination of the policy's Variable Account value before the annuity date.

VALUATION DAY: Each day on which valuation of assets is required by applicable law, which currently is each day the New York Stock Exchange is open for trading, except for the business day after Thanksgiving and the business day after Christmas which are days that we will be closed although the New York Stock Exchange may be open for trading.

VALUATION PERIOD: The period that starts at the close of business on one valuation day and ends at the close of business on the next succeeding valuation day. The close of business is when the New York Stock Exchange closes (usually at 4:00 P.M. Eastern Time).

VARIABLE ACCOUNT: The Canada Life of America Variable Annuity Account 2, which is not part of our general account. The Variable Account has ten sub-accounts, the assets of which are invested in the corresponding portfolio of the Fund.

WE, OUR, and US:  Canada Life Insurance Company of America.

WRITTEN NOTICE: See the "Written Notice" provision on page 26 in the "Other Policy Provisions" section of this Prospectus.

YOU or YOUR:  The owner.  See the definition of "owner" above.


                                    SUMMARY

TEN DAY RIGHT TO EXAMINE POLICY

You have ten days after you receive the policy to decide if the policy meets your needs (except in California you have 30 days if the Owner is age 60 or over, and in Idaho and North Dakota you have 20 days), and if the policy does not meet your needs to return the policy to our Administrative Office. We will promptly return either the Policy Value (where allowed by law); or in states which do not allow return of Policy Value, we will return the full premium paid, without interest and less the amount of any partial withdrawals, within seven days. When the policy is issued as an Individual Retirement Annuity, during the first seven days of the ten day period, we will return all premiums if this is greater than the amount otherwise payable.

PREMIUMS

The minimum initial premium is $5,000 ($2,000 if the Policy is an Individual Retirement Annuity, but we reserve the right to lower or raise the minimum premium for IRAs). However, the minimum initial premium is $100 ($50 if the policy is an Individual Retirement Annuity) if submitted with a pre-authorized check ("PAC") agreement. You may make additional premium payments during the annuitant's lifetime and before the annuity date. The minimum additional premium is $1,000, or $100 per month if paid by PAC (or $50 per month if paid by PAC if the Policy is an Individual Retirement Annuity). Our prior approval is required before your total premiums paid exceed $1,000,000. You may allocate your net premiums among the sub-accounts of the Variable Account and the Fixed Account. Allocate the premiums by using whole percentages not less than 10%. See "Premiums" on page 13.

THE VARIABLE ACCOUNT

The Variable Account is a separate investment account consisting of ten sub-accounts. The policy value before the annuity date, except for amounts in the Fixed Account, will vary according to the investment performance of the portfolios of the Fund in which your elected sub-accounts are invested. See "The Variable Account" on page 14.

THE FUND

The assets of each sub-account are invested in the corresponding portfolios of the Fund. The Fund currently has ten portfolios: Capital; Cash Management; Common Stock; Fixed Income Securities; Income; Global; Communications and

Information; Frontier; Global Smaller Companies (formerly known as Global Emerging Companies); and High-Yield Bond. The Fund is a diversified, open-end investment company. See "The Fund" on page 11.

THE FIXED ACCOUNT

The Fixed Account is not part of and does not depend on the investment performance of the Variable Account. We credit interest to amounts in the Fixed Account at a guaranteed minimum rate of 3% per annum, and we may credit a higher current interest rate. See "Fixed Account" on page 36.

TRANSFERS

You may transfer all or part of an amount in a sub-account or the Fixed Account to another sub-account(s) or the Fixed Account, subject to certain restrictions. See "Transfers" on page 15.

DEATH BENEFIT

If we receive due proof of death of the last surviving annuitant before the annuity date ("such due proof"), we will pay the beneficiary a death benefit.



         If we receive such due proof during the first seven policy years, the death benefit is the greater of:

                 1. the premiums paid, less: a) any partial withdrawals, including applicable surrender charges; and b) any incurred taxes; or
                 2. the policy value on the date we receive such due proof.

         If we receive such due proof after the first seven policy years, the death benefit is the greatest of:

                 1.       item "1." above; or
                 2.       item "2." above; or
                 3. the policy value at the end of the most recent 7 policy year period preceding the date we receive such due proof, adjusted for any of the following items that occur after such last 7 policy year period: a) less any partial withdrawals, including applicable surrender charges; b) less any incurred taxes; and c) plus any premiums paid. The 7 policy year periods are measured from the policy date (i.e., 7, 14, 21, 28, etc.). For policies issued May 1, 1995, or such later date as applicable regulatory approvals are obtained in the jurisdiction in which the contracts are offered, no further step-ups in Death Benefits will occur after the age of 80.

No death benefit is payable if the policy is surrendered before the last surviving annuitant's death.

See "Proceeds on Death of Last Surviving Annuitant Before Annuity Date" on page 17.


PARTIAL WITHDRAWALS AND CASH SURRENDERS

You may withdraw part or all of the cash surrender value at any time before the earlier of the death of the last surviving annuitant or the annuity date, subject to certain limitations. See "Partial Withdrawals" on page 18 and "Proceeds on Surrender" on page 17. Partial withdrawals and cash surrenders may be subject to federal income tax, including a penalty tax. See "Federal Tax Status" on page 28.

POLICY CHARGES

No deduction for a sales charge is made when premiums are paid. However, a surrender charge (contingent deferred sales charge) will be deducted when certain partial withdrawals and cash surrenders are made. For the purpose of determining if any surrender charge applies and the amount of such charge, partial withdrawals and surrenders are taken according to these rules from policy value attributable to premiums or investment earnings in the following order:

                                                                                                       SURRENDER CHARGE
                                                                                                       ----------------
1.       Up to 100% of positive investment earnings of each variable sub-account available at the time the request is made, once a policy year, PLUS  . . . . . . . . . . . . . . . . . . . . . . .  None
2.       Up to 100% of current policy year's interest on the FIXED ACCOUNT at the time the request for surrender/withdrawal is made, once a policy year, PLUS . . . . . . . . . . . . . . . . . . .  None
3.       Up to 10% of total premiums STILL SUBJECT TO A SURRENDER CHARGE, once a policy year, PLUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  None
4.       Up to 100% of those premiums NOT SUBJECT TO A SURRENDER CHARGE, available at any time. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  None
5.       Premiums subject to a surrender charge:
         Policy Years Since Premium Was Paid
                 Less than 1  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6%
                 At least 1, but less than 2  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6%
                 At least 2, but less than 3  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5%
                 At least 3, but less than 4  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5%
                 At least 4, but less than 5  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4%
                 At least 5, but less than 6  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3%
                 At least 6, but less than 7  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2%
                 At least 7 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  None

See "Surrender Charge" on page 20.

We deduct a policy administration charge of $30 for the prior policy year on each policy anniversary. We will also deduct this charge for the current policy year if the policy is surrendered for its cash surrender value, unless the surrender occurs on the policy anniversary. See "Policy Administration Charge" on page 21.

At each valuation period, we also deduct a daily administration fee at an effective annual rate of 0.35% from the assets of the Variable Account. See "Daily Administration Fee" on page 21.

The first 12 transfers during each policy year are free under our current Company policy, which we reserve the right to change. If our current policy changes, we guarantee that we will provide at least four free transfers during each policy year. We assess a $25 transfer fee for each additional transfer. See "Transfer Processing Fee" on page 21.

We deduct a mortality and expense risk charge at each valuation period from the assets of the Variable Account at an effective annual rate of 1.25%. This charge is not made after the annuity date, or against any amounts in the Fixed Account before the annuity date. See "Annualized Mortality and Expense Risk Charge" on page 22.

We will incur premium taxes in some jurisdictions relating to the policies. Depending on the jurisdiction, we deduct any such taxes from either: a) the premium when paid; or b) the policy value when it is applied under a payment option, cash surrender value or partial withdrawal. See "Taxes" on page 23.

Each portfolio of the Fund in which the Variable Account invests is responsible for its own expenses. In addition, charges for investment management services are charged daily from each portfolio of the Fund as a percentage of the average net assets of the portfolios, as follows: 0.40% for Capital, Cash Management (currently waived), Common Stock, Fixed Income Securities, and Income; 0.75% for Communications and Information, and Frontier; 1.00% for Global, and Global Smaller Companies; and 0.50% for High-Yield Bond. See "Other Charges Including Investment Management Fees" on page 23 and the attached "PROSPECTUS FOR THE FUND."

LOANS

The Company may in the future offer a loan privilege to owners of policies issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If offered, owners of such policies may obtain loans using the policy as the only security for the loan. The effective cost of a policy loan would be 2% per year of the amount borrowed. See "Loans" on page 19.

ANNUITY DATE AND PAYMENT OPTIONS

On the annuity date, we will apply the policy value under a payment option, unless you have elected to receive the cash surrender value. Payments under these payment options do not depend on the Variable Account's performance. The payment options are: 1) payments of interest; 2) payments of a specified amount; 3) payments for a fixed period; 4) life income; 5) joint life income; and 6) mutual agreement. See "Payment Options" on page 24.

OTHER POLICY PROVISIONS

For information concerning the owner, beneficiary, written notice, periodic policy reports, assignment, and modification see "Other Policy Provisions" on page 25.

FEDERAL TAX STATUS

For a brief discussion of our current understanding of the federal tax laws concerning us and the annuity policies we issue see "Federal Tax Status" on page 28.

QUESTIONS

We will be happy to answer your questions about the policy or our procedures. Call or write to us at the phone number or address on page one. All inquiries should include the policy number, and the names of the owner and the annuitant.


                               TABLE OF EXPENSES

EXPENSE DATA

The following information regarding expenses assumes that the entire policy value is in the Variable Account.

         POLICYOWNER TRANSACTION EXPENSES

         Sales load on purchase payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    None

         Maximum contingent deferred sales charge as a percentage of amount surrendered
         (10% of total premiums still subject to a surrender charge are free of any sales load.
         See "Policy Charges" on page 23) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6.00%

         Transfer fee
                 Current policy - First 12 transfers each policy year:  . . . . . . . . . . . . . . . . . . . .  No fee
                 Guarantee - First 4 transfers each policy year:  . . . . . . . . . . . . . . . . . . . . . . .  No fee
                 Each transfer thereafter:  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $25

         POLICY ADMINISTRATION CHARGE
         Per policy per policy year:  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $30

         VARIABLE ACCOUNT ANNUAL EXPENSES
         (as a percentage of account value)
         Mortality and expense risk charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.25%
         Effective annual rate of daily administration fee  . . . . . . . . . . . . . . . . . . . . . . . . . .   0.35f%
         Total Variable Account annual expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.60%

         SELIGMAN PORTFOLIOS, INC. (THE "FUND")
         ANNUAL EXPENSES
         (as a percentage of average net assets)

                                                                          OTHER EXPENSES
                                                      MANAGEMENT          AFTER EXPENSE         TOTAL ANNUAL
                                                         FEES             REIMBURSEMENT*          EXPENSES
                                                      ----------          --------------        ------------
                 Capital                                 0.40%                0.20%                 0.60%
                 Cash Management                         0.00%                0.00%                 0.00%

                 Common Stock                            0.40%                0.20%                 0.60%
                 Fixed Income Securities                 0.40%                0.20%                 0.60%
                 Income                                  0.40%                0.20%                 0.60%
                 Global                                  1.00%                0.40%                 1.40%
                 Communications and Information          0.75%                0.20%                 0.95%
                 Frontier                                0.75%                0.20%                 0.95%
                 Global Smaller Companies                1.00%                0.40%                 1.40%
                 High-Yield Bond                         0.50%                0.20%                 0.70%

* The above table is intended to assist the policyowner in understanding the costs and expenses that will be borne, under the policy, directly or indirectly. These include the expenses of the Fund. The 0.00% following "Management Fees" under Cash Management is based on the fact that the Manager, in its sole discretion, waived its fee of 0.40% during 1994, and voluntarily has agreed in 1995 to waive this fee. There is no assurance that the Manager will continue this policy in the future. In the event that this waiver is discontinued, this will be reflected in an updated prospectus. With respect to all portfolios of the Fund except Global and Global Smaller Companies, the 0.20% (0.00% under Cash Management) listed following "Other expenses after expense reimbursement" is based on the fact that the Fund expenses, other than the management fee, exceeding 0.20% (0.00% under Cash Management) will be reimbursed by the Fund's Manager by voluntary agreement of the Manager. There is no assurance that the Manager will continue this policy in the future. With respect to Global and Global Smaller Companies for the year/period ended December 31, 1994, the Sub-Advisor voluntarily agreed to reimburse certain annual expenses (other than the management fee) that exceeded 0.20% of average net assets and will continue to do so for the period prior to May 1, 1995. Effective May 1, 1995, the Sub-Advisor has agreed to reimburse annual expenses (other than the management fee) that exceed 0.40% of average net assets. There is no assurance that the Manager and the Sub-Advisor will continue this policy in the future. In the event that any of these waivers and reimbursements are discontinued, this will be reflected in an updated prospectus. Absent such a reimbursement, the Fund's "Other Expenses" would be higher, and during 1994 would have been: Capital 0.56%; Cash Management 1.48%; Common Stock 0.22%; Fixed Income Securities 0.91%; Income 0.37%; Global 5.12%; Communications and Information 13.21%; Frontier 39.72%; Global Smaller Companies 36.25%. The High-Yield Bond Portfolio had not commenced operations on December 31, 1994. The Communications and Information, Frontier and Global Smaller Companies commenced operations on October 11, 1994.

The data with respect to the Fund's annual expenses have been provided to us by the Fund and we have not independently verified such data.

See "Charges Against the Policy, Variable Account, and Fund," page 20, and the Prospectus for the Fund. In addition to the expenses listed above, premium taxes may be applicable, which currently range between 0.5% to 3.5%, according to the jurisdiction. In many jurisdictions, there is no tax at all. See Appendix A, State Premium Taxes.

EXAMPLES

A policyowner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

         1. If the policy is surrendered at the end of the applicable time period:

         SUB-ACCOUNT                               1 YEAR           3 YEARS          5 YEARS          10 YEARS
         -----------                               ------           -------          -------          --------
         Capital                                   $77              $114             $146             $255
         Cash Management                           $70              $ 96             $115             $192
         Common Stock                              $77              $114             $146             $255
         Fixed Income Securities                   $77              $114             $146             $255
         Income                                    $77              $114             $146             $255
         Global                                    $84              $138             $186             $334
         Communications and Information            $80              $125             $164             $290
         Frontier                                  $80              $125             $164             $290
         Global Smaller Companies                  $84              $138             $186             $334
         High-Yield Bond                           $78              $117             $151             $266

2. If the policy is annuitized or not surrendered at the end of the applicable time period:

         SUB-ACCOUNT                               1 YEAR           3 YEARS          5 YEARS          10 YEARS
         -----------                               ------           -------          -------          --------
         Capital                                   $23              $69              $119             $255

         Cash Management                           $16              $51              $ 88             $192
         Common Stock                              $23              $69              $119             $255
         Fixed Income Securities                   $23              $69              $119             $255
         Income                                    $23              $69              $119             $255
         Global                                    $30              $93              $159             $334
         Communications and Information            $26              $80              $136             $290
         Frontier                                  $26              $80              $136             $290
         Global Smaller Companies                  $30              $93              $159             $334
         High-Yield Bond                           $24              $72              $124             $266

The examples provided above assume that no transfer charges have been assessed. The examples also reflect a policy administration charge of 0.02% of assets, determined by dividing the total policy administration charge collected by the total average net assets of the sub-accounts of the Variable Account.

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESSER THAN THE ASSUMED AMOUNT.

                        CONDENSED FINANCIAL INFORMATION

The following condensed financial information is derived from the financial statements of the Variable Account. The data should be read in conjunction with the financial statements, related notes and other financial information included in the Statement of Additional Information. See the "FINANCIAL STATEMENTS" section on page 35 concerning financial statements contained in the Statement of Additional Information.

The table below sets forth certain information regarding the sub-accounts for a policy for the period from commencement of business operations on June 21, 1993 through December 31, 1994. Accumulation Unit Values will not be provided for any date prior to the inception of the separate account. The Communications and Information, Frontier and Global Smaller Companies commenced operations on October 11, 1994. No condensed financial information is shown for the High-Yield Bond Sub-Account since this portfolio had not commenced operations on December 31, 1994.

         ACCUMULATION UNIT VALUE

                                                                    AS OF            AS OF            AS OF DATE OF
         SUB-ACCOUNT                                                12/31/94         12/31/93         INCEPTION 6/21/93
         -----------                                                --------         --------         -----------------
         Capital                                                    18.2918         19.6172           17.5309
         Cash Management                                             1.2485          1.2207            1.2169
         Common Stock                                               18.5345         18.7397           17.3783
         Fixed Income Securities                                    13.1729         13.8444           13.5230
         Income                                                     15.6909         16.9728           16.2960
         Global                                                     11.2629         11.3350            9.9778
         Communications and Information                             10.4007            *
         Frontier                                                   10.5399            *
         Global Smaller Companies                                   10.3193            *

         NUMBER OF UNITS OUTSTANDING
         AT END OF PERIOD
                                                                    AS OF            AS OF
         SUB-ACCOUNT                                                12/31/94        12/31/93
         -----------                                                --------        --------
         Capital                                                     62,358           4,660
         Cash Management                                            434,226          56,138
         Common Stock                                               127,570          35,206
         Fixed Income Securities                                     64,614          15,084
         Income                                                     124,878          27,474
         Global                                                     150,440          47,001
         Communications and Information                              47,541            *
         Frontier                                                    11,609            *
         Global Smaller Companies                                    12,740            *

* The Accumulation Unit Value for the Communications and Information, Frontier and Global Smaller Companies Sub-Accounts' first valuation period was set at $10. Since these Sub-Accounts were not in existence in 1993, there were no outstanding units to report at the end of the period December 31, 1993.


                                  THE COMPANY

Canada Life Insurance Company of America ("we," "our," and "us") is a stock life insurance company with assets as of December 31, 1994 of approximately $2.2 billion. We were incorporated under Michigan law on April 12, 1988, and our administrative office is located at 6201 Powers Ferry Road, NW, Atlanta, Georgia 30339. We currently are principally engaged in issuing and reinsuring annuity policies.

We share our A.M. Best rating with our parent company, The Canada Life Assurance Company. From time to time, we will quote this rating, our rating from Standard & Poor's Corporation, Duff & Phelps Inc., and/or Moody's Investors Service for claims paying ability. These ratings address the financial ability of these companies to meet their contractual obligations in accordance with the terms of their insurance contracts. They do not take into account deductibles, surrender or cancellation penalties, or timeliness of claim payment, nor do they address the suitability of the policy for a particular purchaser. Also, these evaluations do not refer to the ability of these companies to meet non-policy obligations.

We are a wholly-owned subsidiary of The Canada Life Assurance Company, a Canadian life insurance company headquartered in Toronto, Ontario, Canada, with a U.S. home office in Atlanta, Georgia. The Canada Life Assurance Company: commenced insurance operations in 1847, and has been actively operating in the United States since 1889; and is one of the largest life insurance companies in North America with consolidated assets as of December 31, 1994 of approximately $17.8 billion (U.S. dollars).

Obligations under the policies are obligations of Canada Life Insurance Company of America.

We are subject to regulation and supervision by the Michigan Insurance Bureau, as well as the applicable laws and regulations of all jurisdictions in which we are authorized to do business.


                       THE VARIABLE ACCOUNT AND THE FUND

THE VARIABLE ACCOUNT

We established the Canada Life of America Variable Annuity Account 2 (the "Variable Account") as a separate investment account on October 30, 1992, under Michigan law. Although we own the assets in the Variable Account, these assets are held separately from our other assets and are not part of our general account. The income, gains or losses, whether or not realized, from the assets of the Variable Account are credited to or charged against the Variable Account in accordance with the policies without regard to our other income, gains or losses.

The portion of the assets of the Variable Account equal to the reserves and other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that we conduct and will be held in the Variable Account. We have the right to transfer to our general account any assets of the Variable Account which are in excess of such reserves and other liabilities.

The Variable Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under the federal securities laws. A unit investment trust is a type of investment company that invests its assets in specified securities, such as the shares of one or more investment companies. Registration under the 1940 Act does not involve the supervision by the SEC of the management or investment policies or practices of the Variable Account.

The Variable Account has ten sub-accounts: Capital; Cash Management; Common Stock; Fixed Income Securities; Income; Global; Communications and Information; Frontier; Global Smaller Companies; and High-Yield Bond. The assets of each sub-account are invested in shares of the corresponding portfolio of the Fund.

THE FUND

Seligman Portfolios, Inc. (the "Fund") currently has ten portfolios: Capital; Cash Management; Common Stock; Fixed Income Securities; Income; Global; Communications and Information; Frontier; Global Smaller Companies; and High-Yield Bond. Shares of a portfolio are purchased and redeemed for a corresponding sub-account at their net asset value. Any amounts of income, dividends and gains distributed from the shares of a portfolio will be reinvested in additional shares of that portfolio at their net asset value. The Fund Prospectus defines the net asset value of portfolio shares.

The Fund is a diversified open-end investment company incorporated in Maryland which uses the investment management services of J. & W. Seligman & Co. Incorporated, a Delaware corporation (the Global and Global Smaller Companies Portfolios use the sub-advisory services of Seligman Henderson Co.
headquartered in New York). The following is a brief description of the investment objectives of each of the current portfolios of the Fund. There is, of course, no assurance that the investment objective of any portfolios will be achieved. The following brief descriptions are qualified in their entirety by the more detailed information appearing in the attached Prospectus for the Fund.

SELIGMAN CAPITAL PORTFOLIO

The investment objective of this Portfolio is to produce capital appreciation, not current income, by investing in common stocks (primarily those with strong near or intermediate-term prospects) and securities convertible into or exchangeable for common stocks, in common stock purchase warrants, in debt securities and in preferred stocks believed to provide capital appreciation opportunities.

SELIGMAN CASH MANAGEMENT PORTFOLIO

The investment objective of this Portfolio is to preserve capital and to maximize liquidity and current income by investing in a diversified portfolio of high-quality money market instruments. Investments in this Portfolio are neither insured nor guaranteed by the U.S. Government and there is no assurance that this Portfolio will be able to maintain a stable net asset value of $1.00 per share.

SELIGMAN COMMON STOCK PORTFOLIO

The investment objective of this Portfolio is to produce favorable, but not the highest, current income and long-term growth of both income and capital value, without exposing capital to undue risk, primarily through equity investments broadly diversified over a number of industries.

SELIGMAN FIXED INCOME SECURITIES PORTFOLIO

The investment objective of this Portfolio is to achieve favorable current income by investing in a diversified range of debt securities, primarily of investment grade, including convertible issues and preferred stock, with capital appreciation as a secondary consideration.

SELIGMAN INCOME PORTFOLIO

The investment objective of this Portfolio is primarily to produce high current income consistent with what is believed to be prudent risk of capital and secondarily to provide the possibility of improvement in income and capital value over the longer term, by investing primarily in income-producing securities.

SELIGMAN HENDERSON GLOBAL PORTFOLIO

The investment objective of this Portfolio is long-term capital appreciation primarily through global investments in securities of medium-to-large sized companies.

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO

The investment objective of this Portfolio is to produce capital gain. Income is not an objective. The Portfolio seeks to achieve its objective by investing primarily in securities of companies operating in the communications, information and related industries.





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

SELIGMAN FRONTIER PORTFOLIO

The investment objective of this Portfolio is to produce growth in capital value; income may be considered but will be only incidental to the Portfolio's investment objective. In general, securities owned are likely to be those issued by small-to-medium sized companies selected for their growth prospects.

SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES PORTFOLIO

The investment objective of this Portfolio is long-term capital appreciation primarily through global investments in securities of companies with small-to-medium market capitalizations.

SELIGMAN HIGH-YIELD BOND PORTFOLIO

The investment objective of this Portfolio is to produce current income. The Series seeks to achieve its objective by investing primarily in high-yielding, high risk corporate bonds and corporate notes, which, generally, are unrated or carry ratings lower than those assigned to investment grade bonds by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"). An investment in the Series is appropriate for you only if you can bear the high
risk inherent in investing in such securities.   This risk is described in the
attached Prospectus for the Fund, which should be read carefully before investing.

Since the Fund may be available to other separate accounts, including registered separate accounts for variable annuity and variable life products, and non-registered separate accounts for group annuity products, of Canada Life Insurance Company of America, Canada Life Insurance Company of New York, The Canada Life Assurance Company, and other unaffiliated insurance companies, it is possible that material conflicts may arise between the interests of the Variable Account and one or more other separate accounts investing in the Fund. The Fund's board of directors, the Fund's investment manager, and we and any other insurance companies participating in the Fund will monitor events to identify any irreconcilable material conflict. Upon being advised of such a conflict, we will take any steps we believe necessary to resolve the matter, including removing the assets of the Variable Account from one or more series.

A FULL DESCRIPTION OF THE FUND, ITS INVESTMENT OBJECTIVES, ITS POLICIES AND RESTRICTIONS, ITS EXPENSES AND OTHER ASPECTS OF ITS OPERATION, AS WELL AS A DESCRIPTION OF THE RISKS RELATED TO INVESTMENT IN THE FUND IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE FUND. THE PROSPECTUS FOR THE FUND SHOULD BE READ CAREFULLY BY A PROSPECTIVE PURCHASER ALONG WITH THIS PROSPECTUS.


RESERVED RIGHTS

We reserve the right to substitute shares of another portfolio of the Fund or shares of another registered open-end investment company if, in the judgment of our management, investment in shares of one or more portfolios is no longer appropriate for any legitimate reason, including: a change in investment policy; or a change in the tax laws; or the shares are no longer available for investment. However, we will obtain the approval of the SEC before we make a substitution of shares, if such approval is required by law.

When permitted by law, we also reserve the right to: create new variable accounts; combine variable accounts, including the Canada Life of America Variable Annuity Account 2; remove, combine or add sub-accounts and make the new sub-accounts available to policyowners at our discretion; add new portfolios of the Fund or of other registered investment companies; deregister the Variable Account under the 1940 Act if registration is no longer required; make any changes required by the 1940 Act; and operate the Variable Account as a managed investment company under the 1940 Act or any other form permitted by law.

If a change is made, we will send you a revised Prospectus and any notice required by law.


CHANGE IN INVESTMENT POLICY

The investment policy of a sub-account of the Variable Account may not be changed unless: the change is approved, if required, by the Michigan Insurance Bureau; and a statement of such approval is filed, if required, with the insurance department of the state in which the policy is delivered.

                         DESCRIPTION OF ANNUITY POLICY

TEN DAY RIGHT TO EXAMINE POLICY

You have ten days after you receive the policy to decide if the policy meets your needs (except in California you have 30 days if the Owner is age 60 or over, and in Idaho and North Dakota you have 20 days), and if the policy does not meet your needs to return the policy to our Administrative Office. We will promptly return either the Policy Value (where allowed by law); or in states which do not allow return of Policy Value, we will return the full premium paid, without interest and less the amount of any partial withdrawals, within seven days. When the policy is issued as an Individual Retirement Annuity, during the first seven days of the ten day period, we will return all premiums if this is greater than the amount otherwise payable.


PREMIUMS

INITIAL PREMIUM

An applicant must submit a properly completed application along with a check made payable to us for the initial premium. The minimum initial premium is $5,000 ($2,000 if the Policy is an Individual Retirement Annuity, but we reserve the right to lower or raise the minimum premium for IRAs). However, the minimum initial premium is $100 ($50 if the Policy is an Individual Retirement Annuity) when an applicant has enclosed a completed pre-authorized check
("PAC") agreement for additional premiums to be automatically withdrawn monthly from the owner's bank account.

The application is subject to our underwriting standards. If the application is properly completed and is accompanied by all the information necessary to process it, including the initial premium, we will normally accept the application and apply the initial net premium within two valuation days of receipt at our Administrative Office. However, we may retain the premium for up to five valuation days while we attempt to complete the processing of an incomplete application. If this cannot be achieved within five valuation days, we will inform the applicant of the reasons for the delay and immediately return the premium, unless the applicant specifically consents to our retaining the premium until the application is made complete. If the applicant consents to our retaining the premium, we will apply the initial net premium within two valuation days of when the application is complete.

ADDITIONAL PREMIUMS

The minimum additional premium is $1,000. However, the minimum additional premium paid by PAC is $100 per month ($50 per month if the policy is an Individual Retirement Annuity). We will apply additional net premiums as of receipt at our Administrative Office.

You may make additional premium payments at any time during any annuitant's lifetime and before the annuity date. Our prior approval is required before we will accept an additional premium which, together with the total of other premiums paid, would exceed $1,000,000. We will give you a receipt for each additional premium payment.

WIRE TRANSMITTAL PRIVILEGE

If a written agreement between us and broker/dealers who use wire transmittals is in effect, as a privilege to you we will accept transmittal of the initial and/or additional premiums by wire order from the broker/dealer to our designated financial institution. A copy of such transmittal must be simultaneously sent to our Administrative Office via a telephone facsimile transmission that also contains the essential information we require to begin application processing and/or to allocate the net premium. We will normally apply the initial net premium within two valuation days of receipt at our Administrative Office of the facsimile transmission that contains a copy of the wire order and such required essential information. We may retain such wire orders for up to five valuation days while an attempt is made to obtain such required information that we do not receive via such facsimile transmission.
If such required information is not obtained within five valuation days, we will inform the broker/dealer, on behalf of the applicant, of the reasons for the delay and immediately return the premium wired to us to the broker/dealer who will return the full premium paid to the applicant, unless we receive within such five valuation days the applicant's specific written consent to our retaining the premium until we receive such required information via facsimile transmission.

Our acceptance of the wire order and facsimile does not create a contractual obligation with us until we receive and accept a properly completed original application. If we do not receive a properly completed original application within ten valuation days of receipt of the initial wire order premium, we will return the premium wired to us to the broker/dealer who will return the full premium paid to the applicant. If the allocation instructions in the properly completed original application are inconsistent with such instructions contained in the facsimile transmission, the policy value will be reallocated in accordance with the allocation instructions in the application at the price which was next determined after receipt of the wire order.

ELECTRONIC DATA TRANSMISSION OF APPLICATION INFORMATION

In certain states, we will also accept, by agreement with broker-dealers who use electronic data transmissions of application information, wire transmittals of initial premium payments from the broker-dealer to the Company for purchase of the policy. Contact us to find out about state availability.

Upon receipt of the electronic data and wire transmittal, we will process the information and allocate the premium payment according to the policyowner's instructions. Based on the information provided, we will generate a policy and a verification letter to be forwarded to the policyowner for signature.

During the period from receipt of the initial premium until the signed verification letter is received, the policyowner may not execute any financial transactions with respect to the policy unless such transactions are requested in writing by the owner and signature guaranteed.

NET PREMIUM ALLOCATION

You elect in your application how you want your initial net premium to be allocated among the sub-accounts and the Fixed Account. Any additional net premiums will be allocated in the same manner, unless at the time of payment we have received your written notice to the contrary. The amount of net premium to be allocated to each elected sub-account and the Fixed Account must be a whole percentage of not less than 10%. The total allocation must equal 100%. At anytime, net premiums may be allocated in up to five sub-accounts if no amount is in the Fixed Account, or in up to four sub-accounts if an amount is in the Fixed Account.

We cannot guarantee that a sub-account or shares of a portfolio will always be available. If you request that all or part of a premium be allocated to a sub-account at a time when the sub-account or underlying portfolio is not available, we will immediately return that portion of the premium to you, unless you specify otherwise.

TERMINATION

We may pay you the cash surrender value and terminate the policy if before the annuity date all of these events simultaneously exist:

         1.      you have not paid any premiums for at least two years;
         2.      the policy value is less than $2,000; and
         3. the total premiums paid, less any partial withdrawals, is less than $2,000.

We will mail you a notice of our intention to terminate this policy at least six months in advance. The policy will automatically terminate on the date specified in the notice, unless we receive an additional premium before the termination date specified in the notice. This additional premium must be at least the minimum amount specified in "Additional Premiums."


VARIABLE ACCOUNT VALUE

The Variable Account value before the annuity date is determined by multiplying the number of units credited to this policy for each sub-account by the current unit value of these units.

UNITS

We credit net premiums in the form of units. The number of units credited to the policy for each sub-account is determined by dividing the net premium allocated to that sub-account by the unit value for that sub-account at the end of the valuation period during which we receive the premium at our Administrative Office.

We will credit units for the initial net premium on the effective date of the policy. We will adjust the units for any transfers in or out of a sub-account, including any transfer processing fee.

We will cancel the appropriate number of units based on the unit value at the end of the valuation period in which any of the following events occur: the policy administration charge is assessed; the date we receive and file your written notice for a partial withdrawal or surrender; the date of a systematic withdrawal; the annuity date; or the date we receive due proof of your death or the last surviving annuitant's death.

UNIT VALUE

The unit value for each sub-account's first valuation period is set at $10, except the Cash Management sub-account which is set at $1. The unit value for each subsequent valuation period is determined by multiplying the unit value at the end of the immediately preceding valuation period by the net investment factor for the valuation period for which the value is being determined.

The unit value for a valuation period applies to each day in that period. The unit value may increase or decrease from one valuation period to the next.

NET INVESTMENT FACTOR

The net investment factor is an index that measures the investment performance of a sub-account from one valuation period to the next. Each sub-account has a net investment factor, which may be greater than or less than one.

The net investment factor for each sub-account for a valuation period equals 1 plus the rate of return earned by the relevant portfolio of the Fund, adjusted for the effect of taxes charged or credited to the sub-account, the mortality and expense risk charge, and the daily administration fee.

The rate of return of the relevant portfolio is equal to the fraction obtained by dividing (a) by (b) where:

         (a) is the net investment income and net gains, realized and unrealized, credited during the current valuation period; and
         (b) is the value of the net assets of the relevant portfolio at the end of the preceding valuation period, adjusted for the net capital transactions and dividends declared during the current valuation period.


TRANSFERS

TRANSFER PRIVILEGE

You may transfer all or a part of an amount in the sub-account(s) to another sub-account(s) or to the Fixed Account, or transfer a part of an amount in the Fixed Account to the sub-account(s), subject to these general restrictions and the additional restrictions in "Restrictions On Transfers From Fixed Account":

         1.      the Company's minimum transfer amount, currently $250;
         2. a transfer request that would reduce the amount in that sub-account or the Fixed Account below $500 will be treated as a transfer request for the entire amount in that sub-account or the Fixed Account; and
         3. at anytime, amounts may be allocated in up to five sub-accounts if no amount is in the Fixed Account, or in up to four sub-accounts if an amount is in the Fixed Account. A transfer request beyond this limitation will not be processed.

We cannot guarantee that a sub-account or shares of a portfolio will always be available. If you request an amount in a sub-account or Fixed Account be transferred to a sub-account at a time when the sub-account or underlying portfolio is unavailable, we will not process your transfer request, and this request will not be counted as a transfer for purposes of determining the number of free transfers executed. The Company reserves the right to change its minimum transfer amount requirements.

TELEPHONE TRANSFER PRIVILEGE

You may direct us to act on transfer instructions given by telephone, subject to our procedures, by initialing the authorization on the application or by subsequently completing our administrative form. The authorization will continue in effect until we receive your written revocation or we discontinue this privilege. We reserve the right to change our procedures and to discontinue this privilege.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we do not employ such reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. These procedures may include, but are not limited to, possible recording of telephone calls and obtaining appropriate personal security codes and contract number before effecting any transfers.

DOLLAR COST AVERAGING PRIVILEGE ("DCA")

You may elect to have us automatically transfer specified amounts from any sub-account to another sub-account(s) or the Fixed Account on a periodic basis, subject to our administrative procedures and the restrictions in "Transfer Privilege" above. This privilege is intended to allow you to utilize "Dollar Cost Averaging," a long-term investment method which provides for regular, level investments over time. We make no representation or guarantee that DCA will result in a profit or protect against loss.

To initiate DCA, we must receive your written notice on our form. You may transfer amounts FROM ANY ONE of the variable sub-accounts TO ANY OF THE OTHER variable sub-accounts and/or Fixed Account.

Once elected, such transfers will be processed until the entire value of the sub-account is completely depleted; or we receive your written revocation of such monthly transfers; or we discontinue this privilege. We reserve the right to change our procedures or to discontinue the DCA privilege upon 30 days written notice to you.

RESTRICTIONS ON TRANSFERS FROM FIXED ACCOUNT

You may transfer a part of an amount in the Fixed Account to the sub-account(s) of the Variable Account, subject to these additional restrictions:

         1. we allow only one transfer each year and this transfer must be within the period that is 30 days before and 30 days after the policy anniversary, and an unused transfer option does not carry over to the next year; and
         2. the maximum transfer amount is 50% of the Fixed Account value on the date of the transfer, unless the balance after the transfer is less than $5,000, in which case you have the option to transfer the entire value.

Under our current procedures, the transfer will be made on the valuation date that occurs on or next following the date we receive your transfer request at our Administrative Office.

TRANSFER PROCESSING FEE

There is no limit to the number of transfers that you can make between sub-accounts or to the Fixed Account. However, we only allow one transfer each year from the Fixed Account (see "Restrictions On Transfers From Fixed Account" on page 16). The first 12 transfers during each policy year are free under our current policy, which we reserve the right to change. If our current policy changes, we guarantee that we will provide at least four free transfers during each policy year. Any unused free transfers do not carry over. We will assess a $25 processing fee for each additional transfer. For the purposes of assessing the fee, each transfer request (which includes a written notice or telephone call, but does not include dollar cost averaging automatic transfers) is considered to be one transfer, regardless of the number of sub-accounts or the Fixed Account affected by the transfer. The processing fee will be charged proportionately to the receiving sub-account(s) and/or the Fixed Account.


PAYMENT OF PROCEEDS

PROCEEDS

Proceeds means the amount we will pay under your policy when the first of the following events occurs: the annuity date; or the policy is surrendered; or we receive due proof of death of the last surviving annuitant or the owner. We will pay any proceeds in a single sum that may be payable due to death before the annuity date, unless an election is made for a payment option. See "Election Of Options" on page 24. The policy ends when we pay the proceeds.

We will deduct any applicable premium tax from the proceeds described below, unless we deducted the tax from the premiums when paid.

PROCEEDS ON ANNUITY DATE

If you have elected to receive the proceeds in a lump sum, the proceeds we will pay is the policy value, which we will apply under a payment option on the annuity date. See "Payment Options" on page 24. If the proceeds are paid in a lump sum on the annuity date, we will pay the cash surrender value.

You may change the annuity date, subject to these limitations:

         1. we must receive your written notice at our Administrative Office at least 30 days before the current annuity date;
         2. the requested annuity date must be a date that is at least 30 days after we receive your written notice; and
         3. the requested annuity date should be no later than the first day of the month following the annuitant's 85th birthday or ten years after the Effective Date; whichever is later, or any earlier date required by law.

PROCEEDS ON SURRENDER

If you surrender the policy before the annuity date, the proceeds we will pay is the cash surrender value. The cash surrender value is the policy value, less any applicable surrender charge. The cash surrender value will be determined on the date we receive your written notice for surrender and this policy at our Administrative Office.

You may surrender the policy for its cash surrender value at any time before the earlier of the death of the last surviving annuitant or the annuity date. However, the surrender proceeds may be subject to federal income tax, including a penalty tax. See "Federal Tax Status" on page 28.

You may elect to have the cash surrender value paid in a single sum or under a payment option. See "Payment Options" on page 24. The policy ends when we pay the cash surrender value. You may avoid a surrender charge by changing the annuity date and electing to apply the policy value under a payment option. See "Proceeds On Annuity Date" on page 17.

PROCEEDS ON DEATH OF LAST SURVIVING ANNUITANT BEFORE ANNUITY DATE (THE DEATH BENEFIT)

If we receive due proof of death of the last surviving annuitant before the annuity date ("such due proof"), the proceeds we will pay to the beneficiary is the death benefit.


                 If we receive such due proof during the first seven policy years, the death benefit is the greater of:

                 1. the premiums paid, less: a) any partial withdrawals, including applicable surrender charges; and b) any incurred taxes; or
                 2. the policy value on the date we receive such due proof.

         If we receive such due proof after the first seven policy years, the death benefit is the greatest of:

                 1.       item "1." above; or
                 2.       item "2." above; or
                 3. the policy value at the end of the 7 policy year period preceding the date we receive such due proof, adjusted for any of the following items that occur after such last 7 policy year period: a) less any partial withdrawals, including applicable surrender charges; b) less any incurred taxes; and c) plus any premiums paid. The 7 policy year periods are measured from the policy date (i.e., 7, 14, 21, 28, etc). For policies issued May 1, 1995, or such later date as applicable regulatory approvals are obtained in the jurisdiction in which the contracts are offered, no further step-ups in Death Benefits will occur after the age of 80.

No death benefit is payable if the policy is surrendered before the last surviving annuitant's death. If you are the last surviving annuitant who dies before the annuity date, the death benefit proceeds must be distributed pursuant to the rules set forth below in "Proceeds on Death of Owner Before or After Annuity Date."

PROCEEDS ON DEATH OF OWNER BEFORE OR AFTER ANNUITY DATE

If we receive due proof of your death before the annuity date and you are not the last surviving annuitant, the proceeds we will pay to the beneficiary is the policy value on the date we receive due proof of your death. If we receive due proof of your death before the annuity date and you are the last surviving annuitant, the proceeds we will pay to the beneficiary is the death benefit described in "Proceeds on the Death of Last Surviving Annuitant Before Annuity Date." If you die before the annuity date, Federal tax law requires the policy value be distributed within five years after the date of your death regardless of whether you are or are not an annuitant, unless your spouse is the designated beneficiary, in which case, the policy may be continued with your surviving spouse as the new owner. All such distributions will be made in accordance with the requirements of the Investment Company Act of 1940.

Your "designated beneficiary" is the person designated by you as a beneficiary and to whom the proceeds of the policy pass by reason of your death and must be a natural person.

If you die on or after the annuity date, any remaining payments must be distributed at least as rapidly as under the payment option in effect on the date of your death.

The distribution requirements described above will be considered satisfied as to any portion of the proceeds:

         1.      payable to or for the benefit of a designated beneficiary; and
         2. which is distributed over the life (or period not exceeding the life expectancy) of that beneficiary, provided that the beneficiary is a natural person and such distributions begin within one year of your death.

If you are not a natural person, the primary annuitant as determined in accordance with Section 72(s) of the Code (i.e., the individual the events in the life of whom are of primary importance in effecting the timing or amount of the payout under the policy) will be treated as owner for purposes of these distribution requirements, and any change in the primary annuitant will be treated as the death of the owner.

INTEREST ON PROCEEDS

We will pay interest on proceeds if we do not pay the proceeds in a single sum or begin paying the proceeds under a payment option:

         1.      within 30 days after the proceeds become payable; or
         2. within the time required by the applicable jurisdiction, if less than 30 days.

This interest will accrue from the date the proceeds become payable to the date of payment, but not for more than one year, at an annual rate of 3%, or the rate and time required by law, if greater.


PARTIAL WITHDRAWALS

You may withdraw part of the cash surrender value at any time before the earlier of the death of the last surviving annuitant or the annuity date, subject to these limits:

         1.      the Company's minimum partial withdrawal, currently $250;
         2. the maximum partial withdrawal is the amount that would leave a cash surrender value of $5,000;
         3. a partial withdrawal request which would reduce the amount in a sub-account or the Fixed Account below $500 will be treated as a request for a full withdrawal of the amount in that sub-account or Fixed Account; and
         4. a partial withdrawal request for an amount exceeding $10,000 must be accompanied by a guarantee of the owner's signature by a commercial bank, a trust company, or a savings and loan.

On the date we receive your written notice for a partial withdrawal at our Administrative Office, we will withdraw the amount of the partial withdrawal from the policy value and we will then deduct any applicable surrender charge from the remaining policy value. The Company reserves the right to change its minimum partial withdrawal amount requirements.

You may specify the amount to be withdrawn from certain sub-accounts or the Fixed Account. If you do not specify this information to us, or the amount in the designated sub-accounts or the Fixed Account is inadequate to comply with your specification, we will withdraw the amount according to the "Order of Depletion" Provision on page 29.

Any partial or systematic withdrawal may be included in the owner's gross income in the year in which the withdrawal occurs, and may be subject to federal income tax, including a penalty tax equal to 10% of the amount treated as taxable income, and the Code restricts certain distributions under Tax-Sheltered Annuity Plans and other qualified plans. See "Federal Tax Status" on page 28.

SYSTEMATIC WITHDRAWAL PRIVILEGE ("SWP")

You may elect to withdraw a fixed-level amount from the sub-account(s) on a monthly, quarterly, or semi-annual basis, beginning 30 days after the Effective Date, if we receive your written notice on our form and the policy meets the Company's minimum premium, currently $25,000, and in accordance with "Partial Withdrawals" above (when surrender charges are applicable). No minimum is necessary when Surrender Charges are not applicable. While Surrender Charges are applicable, each year you may withdraw as follows:

         1. Up to 100% of positive investment earnings of each variable sub-account available at the time the SWP is executed/processed; PLUS
         2. Up to 100% of current policy year's interest on FIXED ACCOUNT available at the time the SWP is executed/processed; PLUS
         3. Up to 10% of total premiums still subject to a surrender charge; PLUS
         4.      Up to 100% of total premiums NOT SUBJECT TO A SURRENDER CHARGE.

When no Surrender Charges are applicable, the entire policy is available for systematic withdrawal. The Systematic Withdrawal Privilege will end at the earliest of the date: when the sub-account(s) you specified for those withdrawals has no remaining amount to withdraw; or the cash surrender value is reduced to $5,000; or you elect to pay premiums by pre-authorized check; or we receive your written notice to end this privilege; or we elect to discontinue this privilege upon 30 days written notice to you. Use of this privilege during a policy year counts as your first 10% free withdrawal of total premiums under the "Surrender Charge" provision. References to partial withdrawals in other provisions of this Prospectus include systematic withdrawals. If applicable, a charge for premium taxes may be deducted from each systematic withdrawal payment. The Company reserves the right to change its minimum systematic withdrawal amount requirements.


LOANS

The Company may in the future offer a loan privilege to owners of policies issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If offered, owners of such policies may obtain loans using the policy as the only security for the loan. Loans are subject to provisions of the Code and to applicable retirement program rules (collectively, "loan rules"). Tax advisers and retirement plan fiduciaries should be consulted prior to exercising loan privileges. Policy loans that satisfy certain requirements with respect to loan amount and repayment are not treated as taxable distributions. If these requirements are not satisfied, or if the policy terminates while a loan is outstanding, the loan balance will be treated as a taxable distribution and may be subject to penalty tax, and the treatment of the policy under Section 403(b) may be adversely affected.

If loans are offered, the following will apply:

         Under the terms of the policy, qualified policies have a maximum loan value equal to 80% of the policy value, although loan rules may serve to reduce such maximum loan value in some cases. The amount available for a loan at any given time is the loan value less any outstanding debt. Debt equals the amount of any loans plus accrued interest. Loans will be made only upon written request from the owner. The Company will make loans within seven days of receiving a properly completed loan application (applications are available from the Company), subject to postponement under the same circumstances that payment of withdrawals may be postponed. See "Partial Withdrawals" on page 18.

         When an owner requests a loan, the Company will reduce the owner's investment in the investment accounts and transfer the amount of the loan to the loan account, a part of the Company's general account. The owner may designate the investment accounts from which the loan is to be withdrawn. Absent such a designation, the amount of the loan will be withdrawn from the investment accounts in accordance with the rules for making partial withdrawals. See "Partial Withdrawals" on page 18. The policy provides that owners may repay policy debt at any time. Under applicable loan rules, loans generally must be repaid within five years, repayments must be made at least quarterly and repayments must be made in substantially equal amounts. When a loan is repaid, the amount of the repayment will be transferred from the loan account to the investment accounts. The owner may designate the investment accounts to which a repayment is to be allocated. Otherwise, the repayment will be allocated in the same manner as the owner's most recent premium. On each policy anniversary, the Company will transfer from the investment accounts to the loan account the amount by which the debt on the policy exceeds the balance in the loan account.

         The Company charges interest of 6% per year on policy loans. Loan interest is payable in arrears and, unless paid in cash, the accrued loan interest is added to the amount of the debt and bears interest at 6% as well. The Company credits interest with respect to amounts held in the loan account at a rate of 4% per year. Consequently, the net cost of loans under the policy is 2%. If on any date debt under a policy exceeds the policy value, the policy will be in default. In such case the owner will receive a notice indicating the payment needed to bring the policy out of default and will have a thirty-one day grace period within which to pay the default amount. If the required payment is not made within the grace period, the policy will be foreclosed (terminated without value).

         The amount of any debt will be deducted from the minimum death benefit. See "Proceeds on Death of Annuitant Before Annuity Date" on page 18. In addition, debt, whether or not repaid, will have a permanent effect on the policy value because the investment results of the investments accounts will apply only to the unborrowed portion of the policy value. The longer debt is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the investment results are greater than the rate being credited on amounts held in the loan account while the debt is outstanding, the policy value will not increase as rapidly as it would have if no debt were outstanding. If investment results are below that rate, the policy value will be higher than it would have been had no debt been outstanding.


PAYMENT OF BENEFITS, PARTIAL WITHDRAWALS, CASH SURRENDERS & TRANSFERS - POSTPONEMENT

We will usually pay any proceeds payable, amounts partially withdrawn, or the cash surrender value within seven calendar days after:

         1. we receive your written notice for a partial withdrawal or a cash surrender; or
         2.      the date chosen for any systematic withdrawal; or
         3. we receive due proof of your death or the death of the last surviving annuitant.

However, we can postpone the payment of proceeds, amounts withdrawn, the cash surrender value, or the transfer of amounts between sub-accounts if:

         1. the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC; or
         2. the SEC permits by an order the postponement for the protection of policyowners; or
         3. the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's net assets not reasonably practicable.

We have the right to defer payment of any partial withdrawal, cash surrender, or transfer from the Fixed Account for up to six months from the date we receive your written notice for a withdrawal, surrender or transfer.


CHARGES AGAINST THE POLICY, VARIABLE ACCOUNT, AND FUND

SURRENDER CHARGE

No deduction for a sales charge is made when premiums are paid. However, a surrender charge (contingent deferred sales charge) will be deducted when certain partial withdrawals and cash surrenders are made to at least partially reimburse us for certain expenses relating to the sale of the policy, including commissions to registered representatives and other promotional expenses. A surrender charge may also be applied to the proceeds paid on the annuity date, unless the proceeds are applied under a payment option.

For the purpose of determining if any surrender charge applies and the amount of such charge, partial withdrawals and surrenders are taken according to these rules from policy value attributable to premiums or investment earnings in the following order:

                                                                                                       SURRENDER CHARGE
                                                                                                       ----------------
         1.  Up to 100% of positive investment earnings of each variable sub-account available at the time the request is made, once a policy year, PLUS  . . . . . . . . . . . . . . . . . . . . .  None
         2.  Up to 100% of current policy year's interest on the FIXED ACCOUNT at the time the request for surrender/withdrawal is made, once a policy year, PLUS . . . . . . . . . . . . . . . . .  None
         3.  Up to 10% of total premiums STILL SUBJECT TO A SURRENDER CHARGE, once a policy year, PLUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  None
         4.  Up to 100% of those premiums NOT SUBJECT TO A SURRENDER CHARGE, available at any time. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  None
         5.  Premiums subject to a surrender charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6%
                 Policy Years Since Premium Was Paid
                 Less than 1  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6%
                 At least 1, but less than 2  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6%
                 At least 2, but less than 3  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5%
                 At least 3, but less than 4  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5%
                 At least 4, but less than 5  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4%
                 At least 5, but less than 6  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3%
                 At least 6, but less than 7  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2%
                 At least 7 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  None

Any surrender charge will be deducted proportionately from the sub-account(s) or Fixed Account being surrendered or partially withdrawn in relation to the amount(s) withdrawn. If the amount remaining in a sub-account or the Fixed Account after the withdrawal is insufficient to cover the proportionate surrender charge deduction, the balance of the surrender charge will be deducted according to the "Order Of Depletion" Provision on page 23.

POLICY ADMINISTRATION CHARGE

To cover the costs of providing certain administrative services attributable to the policies and the operations of the Variable Account, including policy records, communicating with policyowners, and processing transactions, we deduct a policy administration charge of $30 for the prior policy year on each policy anniversary. We will also deduct this charge for the current policy year if the policy is surrendered for its cash surrender value, unless the policy is surrendered on a policy anniversary. We do not anticipate any profit from this charge. Even though our administrative expenses may increase, we guarantee that we will not increase this charge.

The charge will be assessed according to the "Order Of Depletion" Provision on page 23. If the charge is obtained from a sub-account(s), we will cancel the appropriate number of units credited to this policy based on the unit value at the end of the valuation period when the charge is assessed.

DAILY ADMINISTRATION FEE

At each valuation period, we also deduct a daily administration fee at an effective annual rate of 0.35% from the assets of the Variable Account. This daily administration fee is intended to reimburse us for other administrative costs under the policies. There is no necessary relationship between the daily administration fee and the amount of expenses that may be attributable to any one policy. We do not anticipate realizing any profit from this fee, which is guaranteed not to increase for the duration of your policy.

TRANSFER PROCESSING FEE

The first 12 transfers during each policy year are free under our current policy, which we reserve the right to change. If our current policy changes, we guarantee that we will provide at least four free transfers during each policy year. We will assess a $25 processing fee for each additional transfer. For the purposes of assessing the fee, each transfer request (which includes a written notice or telephone call, but does not include dollar cost averaging automatic transfers, telephone call, or automatic transfer) is considered to be one transfer, regardless of the number of sub-accounts or the Fixed Account effected by the transfer. The processing fee will be charged proportionately to the receiving sub-account(s) and/or the Fixed Account. We do not expect a profit from this fee. See "Transfers" on page 15 for the rules concerning transfers.

ANNUALIZED MORTALITY AND EXPENSE RISK CHARGE

The mortality risk we assume is the risk that annuitants may live for a longer period of time than we estimated when we established our guarantees in the policy. Because of these guarantees, each annuitant is assured that their longevity will not have an adverse effect on the annuity payments they receive. The mortality risk we assume also includes our guarantee to pay a death benefit if the last surviving annuitant dies before the annuity date. The expense risk we assume is the risk that the surrender charges, policy administration charge, daily administration fee, and transfer fees may be insufficient to cover our actual future expenses.

The annual mortality and expense risk charge is deducted at each valuation period from the assets of the Variable Account at an effective annual rate of 1.25% of the value of the net assets in the Variable Account. We guarantee that the rate of this charge will never increase. This charge is not made after the annuity date, and this charge is not made against any Fixed Account valuebefore the annuity date. This charge consists of approximately 0.75% to cover the mortality risk, and approximately 0.50% to cover the expense risk. If this charge is insufficient to cover our actual costs of mortality and expense risks, we will bear the loss. However, if this charge exceeds our actual costs of mortality and expense risks, the excess will be a profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses, since we anticipate that the surrender charges will be insufficient to cover the costs of our actual distribution expenses. We currently anticipate a profit from this charge.

WAIVER OF SURRENDER CHARGE

When the policy has been in effect for 1 year, upon written notice from you, the Surrender Charge will be waived on any partial withdrawal or surrender after you provide us evidence that satisfies us in a written statement signed by a qualified physician that:

         1.      a)       you are terminally ill: and
                 b)       your life expectancy is not more than 12 months due
                          to the severity and nature of the terminal illness;
                          and
                 c)       the diagnosis of the terminal illness was made after
                          the effective date of this policy.

         2. you are or have been confined to a hospital, nursing home or long-term care facility for at least 90 consecutive days, provided:

                 a) confinement is for medically necessary reasons at the recommendation of a physician;
                 b) the hospital, nursing home or long-term care facility is licensed or otherwise recognized and operating as such by the proper authority in the state where it is located, the Joint Commission on Accreditation of Hospitals or Medicare and satisfactory evidence of such status is provided to us; and
                 c) the withdrawal or surrender request is received by us no later than 91 days after the last day of your confinement.

REDUCTION OR ELIMINATION OF SURRENDER CHARGES

The amount of the surrender charge on a policy may be reduced or eliminated when some or all of the policies are to be sold to a group of individuals in such a manner that results in savings of sales expenses. In determining whether to reduce the surrender charge, the Company will consider certain factors including the following:

         1. The size and type of group to which the sales are to be made will be considered. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of sales with fewer sales contacts.
         2. The total amount of premiums to be received will be considered. Per dollar sales expenses are likely to be less on larger premiums than on smaller ones.
         3. Any prior or existing relationship with the Company will be considered. Policy sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing more sales with fewer sales contacts.
         4. The level of commissions paid to selling broker-dealers will be considered. Certain broker-dealers may offer policies in connection with financial planning programs offered on a fee for service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the policies, thereby reducing the Company's sales expenses.

If, after consideration of the foregoing factors, it is determined that there will be a reduction in sales expenses, the Company will provide a reduction in the surrender charge. The surrender charge will be eliminated when a policy is issued to an officer, director, employee, or relative thereof of: the Company; The Canada Life Assurance Company; J. & W. Seligman Co. Incorporated; or any of their affiliates. In no event will reduction or elimination of the surrender charge be permitted where such reduction or elimination will be discriminatory to any person.

REDUCTION OR ELIMINATION OF POLICY ADMINISTRATION CHARGE

The amount of the policy administration charge on a policy may be reduced or eliminated when some or all of the policies are to be sold to a group of individuals in such a manner that results in savings of administration expenses. In determining whether to reduce or eliminate the administration charges, the Company will consider certain factors including the following:

         1. The size and type of group to which administrative services are to be provided will be considered.
         2.      The total amount of premiums to be received will be considered.

If, after consideration of the foregoing factors, it is determined that there will be a reduction or elimination of administration expenses, the Company will provide a reduction in the policy administration charge. In no event will reduction or elimination of the administration charge be permitted where such reduction or elimination will be discriminatory to any person.

TAXES

We will incur premium taxes in some jurisdictions relating to the policies. Depending on the jurisdiction, we deduct any such taxes: a) from premiums when paid; or b) when the policy value is applied under a payment option, at cash surrender or upon partial withdrawal. A summary of current state premium tax rates is contained in Appendix A.

When any tax is deducted from the policy value, it will be deducted according to the "Order Of Depletion" Provision on page 23.

We reserve the right to charge or provide for any taxes levied by any governmental entity, including:

         1. taxes that are against or attributable to premiums, policy values or annuity payments; or
         2. taxes that we incur which are attributable to investment income or capital gains retained as part of our reserves under the policies or from the establishment or maintenance of the Variable Account.

OTHER CHARGES INCLUDING INVESTMENT MANAGEMENT FEES

Each portfolio of the Fund is responsible for all of its operating expenses. In addition, the Fund pays J. & W. Seligman Co. Incorporated (the "Manager") fees for investment management services that are calculated daily and payable monthly from each portfolio at an annual rate of 0.40% for Capital, Cash Management (currently waived), Common Stock, Fixed Income Securities and
Income; 0.50% for High-Yield Bond; 0.75% for Communications and Information, and Frontier; and 1.00% for Global and Global Smaller Companies(of which the Manager in turn pays 0.90% to Seligman Henderson Co., the Sub-Adviser to Global and Global Smaller Companies) of the average daily net assets of the portfolio. The Prospectus and Statement of Additional Information for the Fund provide more information concerning the investment management fee, other charges against the portfolios, the investment management services provided to the portfolios by J. & W. Seligman & Co. Incorporated, and the sub-advisory services provided to the Global and Global Smaller CompaniesPortfolios by Seligman Henderson Co.

ORDER OF DEPLETION

Withdrawals and deductions from policyowner accounts are made from the sub-accounts and/or Fixed Account in the following order until the amount is obtained: Cash Management; Income; Fixed Income Securities; Common Stock; Capital; Global; Communications and Information; Global Smaller Companies; Frontier; High-Yield Bond; Fixed Account. This order of withdrawals and deductions from accounts is used:

         1. if in a partial withdrawal request you do not specify the amount to be withdrawn from certain sub-accounts or the Fixed Account; or

         2. if the amount remaining in a sub-account or Fixed Account after a withdrawal is insufficient to cover any surrender charge; or
         3. for the assessment of policy administration charges, daily administration fees or the deduction of any taxes.

If in any systematic withdrawal request you do not specify which sub-account(s) will be reduced by the withdrawals, withdrawals will be made from these sub-accounts in the following order: Cash Management; Income; Fixed Income Securities; Common Stock; Capital; Global; Communications and Information; Global Smaller Companies; Frontier; High-Yield Bond.

PAYMENT OPTIONS

The policy ends on the annuity date, at which time we will apply the policy value under a payment option, unless you have elected to receive the cash surrender value in a single sum. See "Proceeds On Annuity Date" on page 17. We require the surrender of your policy so that we may pay the cash surrender value or issue a supplemental contract for the applicable payment option. The term "payee" means a person who is entitled to receive payment under this section.

If we do not have an election of a payment option on file at our Administrative Office on the annuity date, the proceeds will be paid under Option 4, life income with payments for 10 years certain.

We also offer other payment options. As described below, we will credit the amounts left on deposit with us with a guaranteed rate of interest or make periodic payments of the proceeds and provide for interest at a guaranteed rate.

ELECTION OF OPTIONS

You may elect an option or revoke or change your election at any time before the annuity date while any annuitant is living. If an election is not in effect at the last surviving annuitant's death or if payment is to be made in one sum under an existing election, the beneficiary may elect one of the options. This election must be made within one year after the last surviving annuitant's death and before any payment has been made.

An election of an option and any revocation or change must be made in a written notice. It must be filed with our Administrative Office with the written consent of any irrevocable beneficiary.

An option may not be elected and we will pay the proceeds in one sum if either of the following conditions exist:

         1.      the amount to be applied under the option is less than $1,000;
                 or
         2.      any periodic payment under the election would be less than $50.

EXCESS INTEREST

We may pay excess interest in addition to the amounts guaranteed under the options. Excess interest reflects additional interest earnings credited on the policy proceeds left with us. If we pay excess interest, we guarantee the excess interest rate will be in effect for at least one year from when it became effective.

DESCRIPTION OF OPTIONS


Option 1: Interest

We will pay the proceeds for any period of time to which we may consent. We will pay interest on the amount remaining with us at a rate of 3% per year. The payee may choose to have interest paid annually, semi-annually, quarterly, or monthly. In addition, on the anniversary of the date on which proceeds became payable we may increase the interest then payable with the payment of excess interest.

Option 2: Payments Of A Specified Amount

We will pay the proceeds in equal amounts annually, semi-annually, quarterly, or monthly. The amount of each payment will be as stated in the election of this option. The payments will be made until the proceeds with interest at a rate of 3% per year plus any excess interest are exhausted.

Option 3: Payments For A Fixed Period

We will pay the proceeds in equal amounts annually, semi-annually, quarterly, or monthly for a fixed number of years. The amount of each payment will be determined with interest at rate of 3% per year. We may increase the amount with the payment of excess interest.

Option 4: Life Income

We will pay the proceeds paid in equal amounts each month, during the payee's lifetime. The following plans may be chosen:

         1.      The life plan with payments ceasing on death;
         2. The life with 10 years certain plan with payments for at least 10 years;
         3. The life refund plan with payments to be made at least until the sum of the payments made is equal to the amount of the proceeds being paid under this option.

The amount of each payment will be determined from the Tables in the policy which apply to Option 4 using the payee's age. During the refund period or the certain period, we may increase the amount with the payment of excess interest. Age will be determined from the nearest birthday at the due date of the first payment.

Option 5: Joint Life Income

We will pay the proceeds in equal amounts each month, for as long as one of the payees is alive. Payments will be made for at least 10 years. The amount of each payment will be determined from the Table in the policy which applies to Option 5 using the age of each of the two payees. Age will be determined from the nearest birthday at the due date of the first payment.

Option 6: Mutual Agreement

We will pay the proceeds according to other terms, if both you and we agree to these terms.

PAYMENT DATES

The interest periods and payment dates of the options will be calculated from the date on which the proceeds become payable.

AGE AND SURVIVAL OF PAYEE

We have the right to require proof of age of the payee(s) before making any payment. When any payment depends on the payee's survival, we will have the right, before making the payment, to require proof satisfactory to us that the payee is alive.

DEATH OF PAYEE

At the death of the payee, or the last survivor of the payees, any amount remaining to be paid under this section will become payable in one sum, unless specified otherwise.

The sum payable under Options 1 and 2 will include interest to the date of death. The sum payable under Options 3, 4 (if payments do not cease on death) and 5 will be the commuted value, at a rate of interest of 3% per year, of the payments yet to be made.


OTHER POLICY PROVISIONS

OWNER

During any annuitant's lifetime and before the annuity date, you have all the rights and privileges granted by the policy. If you appoint an irrevocable beneficiary or assignee, then your rights will be subject to those of that beneficiary or assignee.

During any annuitant's lifetime and before the annuity date, you may name a new owner or annuitant by giving us written notice.
If you die before the annuity date and before the last surviving annuitant, the proceeds will pass:

         1.      to your surviving "designated beneficiary," if any; otherwise
         2.      to your estate.

The "designated beneficiary" is defined in "Proceeds on Death of Owner Before or After Annuity Date."

BENEFICIARY

We will pay the beneficiary any proceeds payable on your death or the death of the last surviving annuitant. During any annuitant's lifetime and before the annuity date, you may name and change one or more beneficiaries by giving us written notice. However, we will require written notice from any irrevocable beneficiary or assignee specifying their consent to the change.

We will pay the proceeds under the beneficiary appointment in effect at the date of death. If you have not designated otherwise in your appointment, the proceeds will be paid to the surviving beneficiary(ies) equally. If no beneficiary is living when you die or the last surviving annuitant dies, or if none has been appointed, the proceeds will be paid to your estate.

WRITTEN NOTICE

Written Notice must be signed by you, dated, and of a form and content acceptable to us. Your written notice will not be effective until we receive and file it at our Administrative Office. However, the change provided in your written notice to name or change the owner or beneficiary will then be effective as of the date you signed the written notice:

         1. subject to any payments made or other action we take before we receive and file your written notice; and
         2. whether or not you or the last surviving annuitant are alive when we receive and file your written notice.

PERIODIC REPORTS

We will mail you a report showing the following items about your policy:

         1. the number of units credited to the policy and the dollar value of a unit;
         2.      the policy value;
         3. any premiums paid, withdrawals, and charges made since the last report; and
         4.      any other information required by law.

The information in the report will be as of a date not more than two months before the date of the mailing. We will mail the report to you:

         1.      at least annually, or more often as required by law; and
         2.      to your last address known to us.

ASSIGNMENT

You may assign a nonqualified policy or an interest in it at any time before the annuity date during any annuitant's lifetime. An assignment must be in a written notice acceptable to us. It will not be binding on us until we receive and file it at our Administrative Office. We are not responsible for the validity of any assignment. Your rights and the rights of any beneficiary will be effected by an assignment.

An assignment of a nonqualified policy may result in certain tax consequences to the owner. See "Transfers, Assignment or Exchanges of a Policy" on page 31.

MODIFICATION

Upon notice to you, we may modify the policy, but only if such modification:

         1. is necessary to make the policy or the Variable Account comply with any law or regulation issued by a governmental agency to which we are subject; or
         2. is necessary to assure continued qualification of the policy under the Code or other federal or state laws relating to retirement annuities or variable annuity policies; or
         3. is necessary to reflect a change in the operation of the Variable Accounts; or
         4. provides additional variable account and/or fixed accumulation options.

In the event of any such modification, we may make any appropriate endorsement to the policy.


                            YIELDS AND TOTAL RETURNS

From time to time, we may advertise yields, effective yields, and total returns for the sub-accounts. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. Each sub-account may, from time to time, advertise performance relative to certain performance rankings and indices compiled by independent organizations. More detailed information as to the calculation of performance information, as well as comparisons with unmanaged market indices, appears in the Statement of Additional Information.

Effective yields and total returns for the sub-accounts are based on the investment performance of the corresponding portfolios of the Fund. The Fund's performance in part reflects the Fund's expenses. See the Prospectus for the Fund.

The yield of the Cash Management Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified 7 day period. The yield is calculated by assuming that the income generated for that 7 day period is generated each 7 day period over a 52 week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a sub-account (except the Cash Management Sub-Account) refers to the annualized income generated by an investment in the sub-account over a specified 30 day or one month period. The yield is calculated by assuming that the income generated by the investment during that 30 day or one month period is generated each period over a 12 month period and is shown as a percentage of the investment.

The total return of a sub-account refers to return quotations assuming an investment under a policy has been held in the sub-account for various periods of time including, but not limited to, a period measured from the date the sub-account commenced operations. When a sub-account has been in operation for 1, 5, and 10 years, respectively, the total return for these periods will be provided.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a policy to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the sub-account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the sub-account (including any surrender charge that would apply if an Owner terminated the policy at the end of each period indicated, but excluding any deductions for premium taxes).

We may, in addition, advertise total return performance information computed on a different basis. We may present total return information computed on the same basis as described above, except deductions will not include the surrender charge. This presentation assumes that the investment in the policy persists beyond the period when the surrender charge applies, consistent with the long-term investment and retirement objectives of the policy.

We may compare the performance of each sub-account in advertising and sales literature to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the sub-accounts. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research Data Service ("VARDS") are independent services which monitor and rank the performances of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis. Other services or publications may also be cited in our advertising and sales literature.

Lipper's rankings include variable life issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analysis prepared by Lipper and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

We may also compare the performance of each sub-account in advertising and sales literature to the Standard & Poor's composite index of 500 common stocks, a widely used index to measure stock market performance. This unmanaged index does not reflect any "deduction" for the expense of operating or managing an investment portfolio. We may also make comparison to Lehman Brothers Government/Corporate Bond Index, an index that includes the Lehman Brothers Government Bond and Corporate Bond Indices. These indices are total rate of return indices. The Government Bond Index includes the Treasury Bond Index (public obligations of the U.S. Treasury) and the Agency Bond Index (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government). The Corporate Bond Index includes publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, SEC registered corporate debt. All issues have at least a one-year maturity, and all returns are at market value inclusive of accrued interest. Other independent indices such as those prepared by Lehman Brothers Bond Indices may also be used as a source of performance comparison.

We may also compare the performance of each sub-account in advertising and sales literature to the Dow Jones Industrial Average, a stock average of 30 blue chip stock companies that does not represent all new industries. Other independent averages such as those prepared by Dow Jones & Company, Inc. may also be used as a source of performance comparison. Day to day changes may not be reflective of the overall market when an average is composed of a small number of companies.


                                  TAX DEFERRAL

Under current tax laws any increase in policy value is generally not taxable to you or an annuitant until received, subject to certain exceptions. See "FEDERAL TAX STATUS" on page 28. This deferred tax treatment may be beneficial to you in building assets in a long-range investment program.

We may also distribute sales literature or other information including the effect of tax-deferred compounding on a sub-account's investment returns, or returns in general, which may be illustrated by tables, graphs, charts or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a policy (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis where allowed by state law. All income and capital gains derived from sub-account investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can result in substantial long-term accumulation of assets, provided that the investment experience of the underlying portfolio of the Fund is positive.


                               FEDERAL TAX STATUS

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

INTRODUCTION

This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the annuity policy we issue. Any person concerned about these tax implications should consult a tax adviser before initiating any transaction. This discussion is based upon general understanding of the present Federal income tax laws. No representation is made as to the likelihood of the continuation of the present Federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The policy may be purchased on a nonqualified tax basis ("Nonqualified Policy") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Policy"). The Qualified Policy was designed for use by individuals whose premium payments are comprised of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408 or 457 of the Code. The ultimate effect of Federal income taxes on the amounts held under a policy, or annuity payments, and on the economic benefit to the owner, an annuitant, or the beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned and on our tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Policy with proceeds from a tax qualified plan and receiving distributions from a Qualified Policy in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of a policy for their situation, the applicable requirements, and the tax treatment of the rights and benefits of a policy. The following discussion assumes that Qualified Policies are purchased with proceeds from and/or contributions under retirement plans that receive the intended special Federal income tax treatment.


THE COMPANY'S TAX STATUS

The Variable Account is not separately taxed as a "regulated investment company" under Subchapter M of the Code. The operations of the Variable Account are a part of and taxed with our operations. We are taxed as a life insurance company under Subchapter L of the Code.

At the present time, we make no charge for any Federal, state or local taxes (other than premium taxes) that we incur which may be attributable to the Variable Account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Account or to the policies.


TAX STATUS OF THE POLICY

DIVERSIFICATION REQUIREMENTS

Section 817(h) of the Code provides that separate account investments underlying a policy must be "adequately diversified" in accordance with Treasury regulations in order for the policy to qualify as an annuity policy under Section 72 of the Code. The Variable Account through each portfolio of the Fund, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in the various divisions of the Accounts may be invested. Although we do not have control over the fund in which the Variable Account invests, we believe that each portfolio in which the Variable Account owns shares will meet the diversification requirements and that therefore the Policy will be treated as an annuity under the Code.

In certain circumstances, variable annuity policyowners may be considered the owners, for Federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity policyowner's gross income. Several years ago, the IRS stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. More recently, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the
assets in the account."   This announcement also stated that guidance would be
issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

The ownership rights under the policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the owner of the policy has the choice of more subdivisions to which to allocate premiums and policy values then such rulings, has a choice of investment strategies different from such rulings, and may be able to transfer among subdivisions more frequently than in such rulings. These differences could result in the policyowner being treated as the owner of the assets of the Variable Account. In addition, we do not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Variable Account.

REQUIRED DISTRIBUTIONS

In addition to the requirements of Section 817(h) of the Code, in order to be treated as an annuity policy for Federal income tax purposes, Section 72(s) of the Code requires any Nonqualified Policy to provide that (a) if any owner dies on or after the annuity commencement date but prior to the time the entire interest in the Policy has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and (b) if any owner dies prior to the annuity commencement date, the entire interest in the Policy will be distributed within five years after the date of the owner's death. These requirements will be considered satisfied as to any portion of the owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of that owner's death. The owner's "designated beneficiary" is the person designated by such owner as a beneficiary and to whom ownership of the Policy passes by reason of death and must be a natural person. However, if the owner's "designated beneficiary" is the surviving spouse of the owner, the Policy may be continued with the surviving spouse as the new owner.

The Nonqualified Policies contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

Other rules may apply to Qualified Policies.


The following discussion assumes that the policies will qualify as annuity contracts for Federal income tax purposes.

TAXATION OF ANNUITIES

IN GENERAL

Section 72 of the Code governs taxation of annuities in general. We believe that an owner who is a natural person generally is not taxed on increases in the value of a policy until distribution occurs by withdrawing all or part of the accumulation value (e.g., partial withdrawals and surrenders) or as annuity payments under the annuity option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the accumulation value (and in the case of a Qualified Policy, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.

The owner of any annuity policy who is not a natural person generally must include in income any increase in the excess of the policy's accumulation value over the policy's "investment in the contract" during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person may wish to discuss these with a tax adviser.


The following discussion generally applies to policies owned by natural persons.

WITHDRAWALS/DISTRIBUTIONS

In the case of a distribution under a Qualified Policy (other than a Section
457 plan), under Section 72(e) of the Code a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of any individual under a Policy which was not excluded from the individual's gross income. For policies issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from Qualified Policies.

In the case of a withdrawal/distribution (e.g., surrender, partial withdrawal or systematic withdrawal) under a Nonqualified Policy before the annuity commencement date, under Code Section 72(e) amounts received are generally first treated as taxable income to the extent that the accumulation value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable.

ANNUITY PAYMENTS

Although tax consequences may vary depending on the annuity option elected under an annuity policy, under Code Section 72(b), generally gross income does not include that part of any amount received as an annuity under an annuity policy that bears the same ratio to such amount as the investment in the contract bears to the expected return at the annuity starting date. For variable income payments, in general, the taxable portion (prior to recovery of the investment in the contract) is determined by a formula which establishes the specific dollar amount of each annuity payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. For fixed income payments (prior to recovery of the investment in the contract), in general, there is no tax on the amount of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments; however, the remainder of each income payment is taxable. In all cases, after the "investment in the contract" is recovered, the full amount of any additional annuity payments is taxable.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a policy because of the death of the owner or the last surviving annuitant. Generally, such amounts are includable in the income of the recipient as follows:

         1. if distributed in a lump sum, they are taxed in the same manner as a surrender of the policy; or
         2. if distributed under a payment option, they are taxed in the same manner as annuity payments.


PENALTY TAX ON CERTAIN WITHDRAWALS

In the case of a distribution pursuant to a Nonqualified Policy, there may be imposed a Federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

         1.      made on or after the taxpayer reaches age 59 1/2;
         2. made on or after the death of the owner (or if the owner is not an individual, the death of the primary annuitant);
         3.      attributable to the owner becoming disabled;
         4. a part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and beneficiary;
         5. made under an annuity policy that is purchased with a single premium when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period; and
         6. made under certain annuities issued in connection with structured settlement agreements.

Other tax penalties may apply to certain distributions under a Qualified Policy, as well as to certain contributions, loans and other circumstances.


TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A POLICY

A transfer of ownership, the designation of an annuitant or other beneficiary who is not also the owner, the designation of certain annuity starting dates, or the exchange of a policy may result in certain tax consequences to the owner that are not discussed herein. An owner contemplating any such transfer, assignment, designation, or exchange of a policy should contact a tax adviser with respect to the potential tax effects of such a transaction.


WITHHOLDING

Pension and annuity distributions generally are subject to withholding for the recipient's Federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions. Effective January 1, 1993, withholding is mandatory for certain distributions from Qualified contracts.

MULTIPLE POLICIES

Section 72(e)(11) of the Code treats all nonqualified deferred annuity policies entered into after October 21, 1988 that are issued by us (or our affiliates) to the same owner during any calendar year as one annuity policy for purposes of determining the amount includable in gross income under Code Section 72(e). The effects of this rule are not yet clear; however, it could effect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one annuity contract.


POSSIBLE TAX CHANGES

In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of non-qualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although as of the date of this prospectus Congress is not considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).


TAXATION OF QUALIFIED PLANS

The policies are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in certain other circumstances. Therefore, no attempt is made to provide more than general information about the use of the policies with the various types of qualified retirement plans. Policyowners, the annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the policy, unless we consent. Some retirement plans are subject to distribution and other requirements that are not incorporated in the administration of the policies. Owners are responsible for determining that contributions, distributions and other transactions with respect to the policies satisfy applicable law. Brief descriptions follow of the various types of qualified retirement plans in connection with which we will issue a policy. We will amend the policy as instructed to conform it to the applicable legal requirements for such plan.

INDIVIDUAL RETIREMENT ANNUITIES AND SIMPLIFIED EMPLOYEE PENSIONS (SEP/IRAS)

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA". These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of the policy for use with IRAs may be subject to special requirements of the Internal Revenue Service.

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using an IRA for such purpose, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employee to an IRA. Employers intending to use the policy in connection with such plans should seek advice.

Purchasers of a policy for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase. Purchasers should seek advice as to the suitability of the policy for use with IRAs.

CORPORATE AND SELF-EMPLOYED (H.R.10 AND KEOGH) PENSION AND PROFIT-SHARING PLANS

Sections 401(a), 401(k) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individual Tax Retirement Act of 1962, as amended, commonly referred to as "H.R.10" or "Keogh", permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the policies in order to accumulate retirement savings under the plans. Adverse tax consequences to the plan, to the participant or to both may result if this policy is assigned or transferred to any individual as a means to provide benefit payments. Employers intending to use the policy in connection with such plans should seek advice.

DEFERRED COMPENSATION PLANS

Section 457 of the Code provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The plans may permit participants to specify the form of investment for their deferred compensation account. All distributions are taxable as ordinary income. All investments are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer.

TAX-SHELTERED ANNUITY PLANS

Section 403(b) of the Code permits public school systems and certain tax exempt organizations specified in Section 501(c)(3) to make payments to purchase annuity policies for their employees. Such payments are excludable from the employee's gross income (subject to certain limitations), but may be subject to FICA (Social Security) taxes. We will accept 403(b) premiums if paid by PAC or in a lump sum rollover, but not on a salary savings/list bill basis. Under Code requirements, Section 403(b) annuities generally may not permit distribution of: 1) elective contributions made in years beginning after December 31, 1988;
2) earnings on those contributions; and 3) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Under Code requirements, distributions of such amounts will be allowed only: 1) upon the death of the employee; or 2) on or after attainment of age 59 1/2; or 3) separation from service; or 4) disability; or 5) financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. With respect to these restrictions, the Company is relying upon a no-action letter dated November 28, 1988 from the staff of the SEC to the American Council of Life Insurance, the requirements for which have been or will be complied with by the Company.


OTHER TAX CONSEQUENCES

As noted above, the foregoing comments about the Federal tax consequences under these policies are not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law and the law may change. Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Policy depend on the individual circumstances of each owner or recipient of the distribution. A tax adviser should be consulted for further information.


                          RESTRICTIONS UNDER THE TEXAS
                          OPTIONAL RETIREMENT PROGRAM

Section 36.105 of the Texas Educational Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity policy issued under the ORP only upon: 1) termination of employment in the Texas public institutions of higher education; 2) retirement; or 3) death. Accordingly, a participant in the ORP, or the participant's estate if the participant has died, will be required to obtain a certificate of termination from the employer or a certificate of death before policy values can be withdrawn or surrendered.

                            DISTRIBUTION OF POLICIES

Canada Life of America Financial Services, Inc. ("CLAFS") acts as the principal underwriter, as defined in the Investment Company Act of 1940, of the policies for the Variable Account. CLAFS is a wholly-owned subsidiary of our Company. CLAFS, a Georgia corporation organized on January 18, 1988, is registered with the SEC under the Securities Exchange Act of 1934 (the "1934 Act") as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). CLAFS' principal business address is 6201 Powers Ferry Road, NW, Atlanta, Georgia.

Sales of the policies will be made by registered representatives of broker-dealers authorized by CLAFS to sell the policies. Such registered representatives will be licensed insurance agents of our Company. CLAFS and our Company have entered into an exclusive promotional agent (distribution) agreement with Seligman Financial Services, Inc. ("Seligman Financial"). Seligman Financial is a broker-dealer registered with the SEC under the 1934
Act and is a member of the NASD. Under the promotional agent distribution agreement, Seligman Financial will recruit and provide sales training and licensing assistance to such registered representatives. In addition, Seligman Financial will prepare sales and promotional materials for the policies. CLAFS will pay distribution compensation to selling broker-dealers in varying amounts which, under normal circumstances, are not expected to exceed 6.5% of premium payments under the policies. Seligman Financial may from time to time pay additional compensation pursuant to promotional contracts. In some circumstances, Seligman Financial may provide reimbursement of certain sales and marketing expenses. CLAFS will pay the promotional agent a fee for providing marketing support for the distribution of the contracts.

The policies will be offered to the public on a continuous basis, and we do not anticipate discontinuing the offering of the policies. However, we reserve the right to discontinue the offering.


                               LEGAL PROCEEDINGS

There are at present no legal proceedings to which the Variable Account is a party or the assets of the Variable Account are subject. We are not involved in any litigation that is of material importance in relation to our total assets or that relates to the Variable Account.


                                 VOTING RIGHTS

To the extent deemed to be required by law and as described in the Prospectus for the Fund, portfolio shares held in the Variable Account and in our general account will be voted by us at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding sub-accounts. If however, the Investment Company Act of 1940 or any regulation thereunder should be amended, or if the present interpretation thereof should change, or if we determine that we are allowed to vote the portfolio shares in our own right, we may elect to do so.

The number of votes which are available to you will be calculated separately for each sub-account of the Variable Account, and may include fractional votes. The number of votes attributable to a sub-account will be determined by applying your percentage interest, if any, in a particular sub-account to the total number of votes attributable to that sub-account. You hold a voting interest in each sub-account to which the Variable Account value is allocated. You only have voting interest prior to the annuity date.

The number of votes of a portfolio which are available to you will be determined as of the date coincident with the date established for determining shareholders eligible to vote at the relevant meeting of the Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

Fund shares as to which no timely instructions are received and shares held by us in a sub-account as to which you have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all policies participating in that sub-account. Voting instructions to abstain on any item to be voted upon will be applied to reduce the total number of votes cast on such item.

Each person having a voting interest in a sub-account will receive proxy materials, reports, and other material relating to the appropriate series.

                              FINANCIAL STATEMENTS

Our balance sheets as of December 31, 1994 and 1993, and the related statements of operations, accumulated deficit, and cash flows for each of the three years in the period ended December 31, 1994, as well as the Report of Independent Auditors, are contained in the Statement of Additional Information. The Variable Account's statement of net assets as of December 31, 1994, and the related statements of operations and changes in net assets for the periods indicated therein, as well as the Report of Independent Auditors, are contained in the Statement of Additional Information. The financial statements of the Company included in the Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.


                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS

ADDITIONAL POLICY PROVISIONS
         Contract . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Incontestability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Misstatement of Age                                                                                            2
         Currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Place of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Non-Participation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Our Consent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

CALCULATION OF YIELDS AND TOTAL RETURNS
         Cash Management Yields . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Other Sub-Account Yields . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Total Returns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Effect of the Policy Administration Charge on Performance Data . . . . . . . . . . . . . . . . . . . . . . . . 6

SAFEKEEPING OF ACCOUNT ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

STATE REGULATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

RECORDS AND REPORTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

LEGAL MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

EXPERTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

OTHER INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

                               THE FIXED ACCOUNT

DUE TO EXEMPTIVE AND EXCLUSIONARY PROVISIONS, OUR GENERAL ACCOUNT, INCLUDING THE FIXED ACCOUNT, IS NOT SUBJECT TO OR REGISTERED UNDER THE SECURITIES ACT OF 1933, AND IS NOT SUBJECT TO OR REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THEREFORE, THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURES IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT. HOWEVER, DISCLOSURES ABOUT THE GENERAL ACCOUNT AND THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF FEDERAL SECURITIES LAWS CONCERNING THE ACCURACY AND COMPLETENESS OF STATEMENTS IN PROSPECTUSES.

The Fixed Account is not part of and does not depend on the investment performance of the Variable Account. Amounts in the Fixed Account are part of our general account. We credit interest to amounts in the Fixed Account at rates we determine. We guarantee the interest rate will not be less than 3% per annum. At our sole discretion, we may credit a higher current interest rate. Any higher current interest rate that we are crediting to the Fixed Account as of the policy anniversary will remain in effect until that policy's next policy anniversary, and will be applied to all amounts in the Fixed Account during that policy year.

You may allocate all or a portion of initial and any additional net premiums to the Fixed Account. The portion of a net premium allocated to the Fixed Account must be a whole percentage not less than 10%. See "Net Premium Allocation" on page 14. You may transfer all or a part of an amount in the sub-account(s) to the Fixed Account. You may transfer a part of an amount in the Fixed Account to the sub-account(s), subject to these restrictions:

         1. we allow only one transfer each year and this transfer must be within the period that is 30 days before and 30 days after the policy anniversary, and an unused transfer option does not carry over to the next year; and
         2. the maximum transfer amount is 50% of the Fixed Account value on the date of the transfer, unless the balance after the transfer is less than $5,000, in which case the entire value may be transferred.

Transfers to and from the Fixed Account may be subject to a transfer fee, and are also subject to other restrictions. See "Transfers" on page 15.

A portion or all of the policy administration charge will be deducted from amounts in the Fixed Account to the extent that amounts in the sub-accounts are insufficient to cover the charge. See "Policy Administration Charge" on page
21. A fee for taxes may also be deducted from amounts in the Fixed Account. See "Taxes" on page 23.

You may withdraw all or a part of your Fixed Account value. See "Partial Withdrawals" on page 18 and "Proceeds on Surrender" on page 17. Upon a partial withdrawal or a cash surrender, you may incur a surrender charge. See "Surrender Charge" on page 20. We have the right to defer payment of any cash surrender value or partial withdrawal from the Fixed Account for up to six months from the date we receive your written notice for surrender. See "Payment of Benefits, Withdrawals, Cash Surrenders and Transfers - Postponement" on page 20.


FIXED ACCOUNT VALUE

The Fixed Account value before the annuity date is:

         1.      the sum of the net premiums allocated to the Fixed Account;
                 plus
         2. any amounts transferred to the Fixed Account from a sub-account of the Variable Account; minus
         3. any cash surrender value withdrawn or amounts transferred from the Fixed Account; minus
         4. any policy administration charge deducted from the amount in the Fixed Account; plus
         5.      interest credited to the amount in the Fixed Account.

                        APPENDIX A:  STATE PREMIUM TAXES


Premium taxes vary according to the state and are subject to change. In many jurisdictions there is no tax at all. For current information, a tax adviser should be consulted.

                                                                                       TAX RATE
                                                                                       --------
STATE                                                               QUALIFIED                         NONQUALIFIED
-----                                                               CONTRACTS                         CONTRACTS
                                                                    ---------                         ------------

California                                                           .50%                             2.35%

District of Columbia                                                2.25                              2.25

Kansas                                                               .00                              2.00

Kentucky                                                            2.00                              2.00

Maine                                                                .00                              2.00

Mississippi                                                          .00                              1.00*

Nevada                                                               .00                              3.50

Pennsylvania                                                         .00                              2.00

South Dakota                                                         .00                              1.25

West Virginia                                                       1.00                              1.00

Wyoming                                                              .00                              1.00

*  1.00 effective July 1, 1994 to June 30, 1995 and 0.00 thereafter.